SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

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BioDelivery Sciences International, Inc.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIODELIVERY SCIENCES INTERNATIONAL, INC.

801 Corporate Center Drive, Suite #210

Raleigh, North Carolina 27607

June 29, 2011

Supplement to Proxy Statement

This Supplement provides updated information to the Proxy Statement, dated June 13, 2011 (the “Proxy Statement”), being used in connection with the 2011 Annual Meeting of Stockholders (the “Meeting”) of BioDelivery Sciences International, Inc. (the “Company”). The Proxy Statement was previously provided, or made available, to the stockholders of the Company and was mailed to stockholders of record of the Company as of June 13, 2011. The Meeting is to be held at 11:00 a.m. on Thursday, July 21, 2011 at the Sheraton Raleigh Hotel, 421 S. Salisbury Street, Raleigh, NC 27601.

Specifically, the following “Beneficial Ownership of Principal Stockholders, Officers and Directors” table as of June 13, 2011 replaces in its entirety the corresponding section that was included in the Proxy Statement filed on June 13, 2011 in order to include certain non-affiliated 5% stockholders of the Company that were unintentionally omitted from the original Proxy Statement.

Other than the above-described change, there are no revisions to the Proxy Statement as originally provided.

Proxies

If you have already submitted a proxy, your vote will count as submitted by you. If you have already submitted a proxy and wish to change your vote, please revoke your proxy by following the procedures described in the Proxy Statement vote again. If you have not yet submitted a proxy, the Board of Directors of the Company urges you to vote by following the procedures described in the Proxy Statement.

The date of this Supplement is June 29, 2011

Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth, as of June 13, 2011, the beneficial ownership of our common stock by: (i) each of our directors, (ii) all persons who, to our knowledge, are the beneficial owners of more than 5% of the outstanding shares of common stock, (iii) each of the executive officers, and (iv) all of our directors and executive officers, as a group. Each person named in this table has sole investment power and sole voting power with respect to the shares of common stock set forth opposite such person’s name, except as otherwise indicated. Unless otherwise indicated, the address for each person listed below is in care of BioDelivery Sciences International, Inc., 801 Corporate Center Drive, Suite #210, Raleigh, NC 27607.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Owned(1)	Percentage of Class as of June 13, 2011
Hopkins Capital Group II, LLC (2)	3,527,052	12.07%
Francis E. O’Donnell, Jr., M.D. (3)	3,936,818	13.36%
CDC IV, LLC (4)	2,505,120	7.96%
Baker Brothers Life Sciences, L.P. (5)	2,403,848	8.30%
Great Point Partners, LLC (6)	1,923,100	6.64%
Mark A. Sirgo, Pharm.D. (7)	1,671,764	5.61%
James A. McNulty (8)	379,381	1.29%
Andrew L. Finn, Pharm.D. (9)	1,048,801	3.59%
Benny Ward (10)	—	—
William B. Stone (11)	395,000	1.35%
John J. Shea (12)	285,000	*
William S. Poole (13)	228,190	*
All Directors and Officers as a group (8 persons)	7,944,954	25.04%

*	Less than 1%
(1)	Based on 28,960,535 shares of common stock outstanding as of June 13, 2011.
(2)

Includes 400,402 shares of our common stock which were converted from Series B Convertible Preferred Stock in January 2007. Includes a warrant held in the name of Hopkins Capital Group II, LLC to purchase 251,562 shares of our common stock with an exercise price of $5.55, which warrant was acquired September 2007. The address for Hopkins Capital Group II, LLC is 324 S Hyde Park, Suite 350, Tampa, FL 33609.

(3)

Dr. O’Donnell is our Chairman of the Board and a Director. Includes the shares and warrant owned by Hopkins Capital Group II, LLC, as to which Dr. O’Donnell disclaims beneficial interest (see Note 2). Excludes 167,500 shares owned by The Francis E. O’Donnell, Jr. Irrevocable Trust #1, of which Dr. O’Donnell’s sister, Kathleen O’Donnell, is trustee, and as to which Dr. O’Donnell disclaims beneficial interest. The remaining 4,577 shares of common stock are owned by Dr. O’Donnell’s sister. In addition, this number includes 157,689 shares owned personally by Dr. O’Donnell and options to purchase 247,500 shares of our common stock, all of which is currently exercisable. Dr. O’Donnell’s address is 865 Longboat Club Road, Longboat Key FL 34228.

(4)	Includes an aggregate of 2,505,120 shares of common stock underlying warrants held by CDC, IV, LLC. The address for CDC IV, LLC is 47 Hullfish Street, Suite 310, Princeton, NJ. 08542.
(5)	Based on a Schedule 13G filed with the SEC on March 21, 2011, Felix J. Baker and Julian C. Baker have voting and investment power over the shares held by Baker Brothers Life Sciences, L.P.
(6)

Consists of 760,728 shares owned by Biomedical Value Fund, LP, 569,196 shares owned by Biomedical Offshore Value Fund, Ltd., 228,962 shares owned by Biomedical Institutional Value Fund, LP, 163,081 shares owned by Lyrical Multi-Manager Fund, LP, 163,081 shares owned by

Class D Series of GEF-PS, LP, 5,436 shares owned by David J. Morrison and 32,616 shares owned by WS Investments III, LLC. Based on a Schedule 13G filed with the SEC on March 21, 2011, the subject shares are managed by Great Point Partners, LLC (“Great Point”). Dr. Jeffrey R. Jay, M.D., as senior managing member of Great Point, and Mr. David Kroin, as special managing member of Great Point, has voting and investment power with respect to the subject shares, and therefore may be deemed to be the beneficial owner of such shares.

(7)

Includes 856,721 shares owned by Dr. Sirgo, our President and Chief Executive Officer. Includes options to purchase 815,043 shares of common stock, all of which are currently exercisable. Excludes options to purchase 131,585 shares of common stock which are not currently exercisable. Dr. Sirgo’s address is 606 Wayne Drive, Raleigh, North Carolina 27609.

(8)

Mr. McNulty is our Chief Financial Officer, Secretary and Treasurer. Includes 43,159 shares owned by Mr. McNulty. Includes options to purchase 336,222 shares of our common stock, all of which are currently exercisable. Includes 2,288 shares owned by his wife, as to which he disclaims beneficial interest of. Excludes options to purchase 102,633 shares of common stock which are not currently exercisable. Mr. McNulty’s address is 4419 W. Sevilla Street, Tampa, FL 33629.

(9)

Dr. Finn is our Executive Vice President of Clinical Development and Regulatory Affairs. Includes 766,413 shares owned by Dr. Finn. Includes options to purchase 282,388 shares of common stock, all of which are currently exercisable. Excludes options to purchase 67,424 shares of common stock which are not currently exercisable. Dr. Finn’s address is 3104 Raymond Street, Raleigh, NC 27607.

(10)

Benny Ward is our Executive Vice President of Business and Strategic Development. Excludes options to purchase 88,320 shares of common stock which are not currently exercisable. Mr. Ward’s address is 1705 Point O’Woods Ct. Raleigh, NC 27604.

(11)

Mr. Stone is a Director. Includes 35,000 shares owned and options to purchase 360,000 shares of our common stock, all of which are currently exercisable. Mr. Stone’s address is 11120 Geyer Downs Lane, Frontenac MO 63131.

(12)

Mr. Shea is a Director. Includes 26,300 shares owned and options to purchase 258,700 shares of our common stock, all of which are currently exercisable. Mr. Shea’s address is 290 Wax Myrtle Trail, Southern Shores, NC 27949.

(13)

Mr. Poole is a Director. Includes 8,190 shares owned and options to purchase 220,000 shares of our common stock, all of which are currently exercisable. Mr. Poole’s address is 7813 Hardwick Drive, Raleigh, NC 27615.

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